UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2019

BJ’S WHOLESALE CLUB HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

-

Delaware (State or other jurisdiction of incorporation)	001-38559 (Commission File Number)	45-2936287 (IRS Employer Identification No.)

25 Research Drive, Westborough, MA (Address of principal executive offices)		01581 (Zip Code)
(774) 512-7400
Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	BJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2019, BJ’s Wholesale Club Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 136,500,502 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 98.25% of the Company’s common stock outstanding as of the April 29, 2019 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on May 8, 2019.

Item 1 - Election of three Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2022 and until their respective successors have been duly elected and qualified.

	FOR	WITHHELD	BROKER NON-VOTES
Nishad Chande	114,155,291	19,447,017	2,898,194
Christopher H. Peterson	133,412,153	190,155	2,898,194
Judith L. Werthauser	129,620,433	3,981,875	2,898,194

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 1, 2020.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
134,945,794	1,512,596	42,112	—

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
87,224,502	43,604,334	2,773,472	2,898,194

Item 4 - Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAINED	BROKER NON-VOTES
133,146,848	14,195	394,340	46,925	2,898,194

Based on the foregoing votes, the director nominees named above were elected, Items 2 and 3 were approved, and the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers on an annual basis until the next non-binding stockholder vote on the frequency of shareholder votes on executive compensation or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company and its stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2019                    BJ’S WHOLESALE CLUB HOLDINGS, INC.

By: /s/ Graham N. Luce
Name: Graham N. Luce
Title: Senior Vice President, Secretary